SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 25, 1996


                    FRANCHISE FINANCE CORPORATION OF AMERICA
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Delaware                        1-13116                   86-0736091
---------------                  ------------           ---------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)           Identification Number)
incorporation)



                17207 North Perimeter Drive, Scottsdale, AZ 85255
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         (a) On December 27, 1995, the Registrant entered into a Credit Agreement with NationsBank of Texas, N.A., which is filed as Exhibit 28.1 hereto. The Credit Agreement provides the Registrant with a credit facility in the principal amount of $200,000,000, against which the Registrant may borrow, repay and re-borrow at interest rates based upon either the applicable prime rate or LIBOR rate plus an interest rate spread as determined under the Credit Agreement. The term of the Credit Agreement runs to December 27, 1997, after which date the Registrant may extend the credit facility for three additional one-year periods. In connection with the Credit Agreement, the Registrant also entered into a Guaranty Agreement, filed as Exhibit 28.2 hereto; a Promissory Note, filed as Exhibit 28.3 hereto; a Subordination Agreement, filed as Exhibit
28.4 hereto; and a Subordination Agreement, filed as Exhibit 28.5 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits
                  28.1  Credit Agreement
                  28.2  Guaranty Agreement
                  28.3  Promissory Note
                  28.4  Subordination Agreement
                  28.5  Subordination Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934. The Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FRANCHISE FINANCE CORPORATION OF
                           AMERICA (Registrant)



Dated: January 25, 1996    By /s/ John R. Barravecchia
      -----------------             John R. Barravecchia, Executive Vice
                                    President and Chief Financial Officer


Dated: January 25, 1996    By /s/ Catherine F. Long
      ---------------               Catherine F. Long, Vice President, Finance
                                    and Principal Accounting Officer